UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 9, 2020
Date of report (Date of earliest event reported)

PROTO LABS, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-35435	41-1939628
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of Principal Executive Offices)	(Zip Code)

(763) 479-3680
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2020, Proto Labs, Inc. (the “Company”) announced that the Board of Directors (the “Board”) appointed Robert Bodor, age 48, to the position of President and Chief Executive Officer, effective March 1, 2021. Dr. Bodor is currently serving as Vice President/General Manager – Americas of the Company. The Board also elected Dr. Bodor as a director of the Board, effective upon the assumption of his role as President and Chief Executive Officer.

Victoria M. Holt, who is currently serving as President and Chief Executive Officer of the Company, as well as a member of the Board, will retire from her position as President and Chief Executive Officer following the transition and is expected to remain with the Company as a consultant for a period of time thereafter. Ms. Holt will also remain as a member of the Board through her current term, which expires at the Company’s 2021 annual meeting.

Base salary, target annual cash incentive award and annual long-term incentive award that Dr. Bodor will receive as President and Chief Executive Officer have not been determined at this time. Additional information about the Company’s executive compensation program can be found in its 2020 proxy statement.

There is no transaction between Dr. Bodor (and his immediate family) and the Company that requires disclosure in accordance with Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on December 14, 2020 to announce the Chief Executive Officer succession and the election of Dr. Bodor to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1     Press release of Proto Labs, Inc. dated December 14, 2020
104     Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO LABS, INC.

Date: December 14, 2020

/s/ Victoria M. Holt
Victoria M. Holt
President and Chief Executive Officer

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